UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

SHOALS TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39942	85-3774438
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Shoals Way Portland, Tennessee	37148
(Address of principal executive offices)	(Zip Code)

(615) 451-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 Par Value	SHLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2022, Shoals Technologies Group, Inc. (the “Company”) entered into an amendment (the “LLCA Amendment”) to the Third Amended and Restated Limited Liability Company Agreement, dated as of January 29, 2021 (as amended or otherwise modified from time to time, the “LLC Agreement”) of Shoals Parent LLC, a subsidiary of the Company (“Shoals Parent”), by and among Shoals Parent, the Company and the other members party thereto, including Dean Solon and certain of his affiliates (the “Solon Group”), pursuant to which the parties agreed to, among other things, make certain changes to the LLC Agreement upon the Solon Group’s beneficial ownership of common stock falling below 10% of the total voting power for a specified period of time, including by providing that, upon the occurrence of such ownership event, the distribution tax rate used to determine the amount of tax distributions to be made to members of Shoals Parents will be based on the highest effective income marginal tax rate applicable to a corporation organized under the laws of the State of Delaware instead of the highest effective marginal income tax rate applicable to corporate or individual taxpayers (whichever is higher) that may potentially apply to any member of Shoals Parent. The foregoing description of the LLCA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LLCA Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

As previously announced, on November 29, 2022, the Company entered into an amendment (the “TRA Amendment”) to its Tax Receivable Agreement, dated as of January 29, 2021 (as amended or otherwise modified from time to time, the “Tax Receivable Agreement”), pursuant to which the parties thereto agreed to grant the Company a right to terminate the Tax Receivable Agreement until December 31, 2022 (the “TRA Termination Right”) in exchange for a termination consideration of $58.1 million payable in cash (the “TRA Termination Consideration”). On November 29, 2022, the Company exercised its TRA Termination Right, and the Tax Receivable Agreement was terminated on December 6, 2022.

Item 8.01	Other Events.

On December 1, 2022, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, Shoals Parent, the Solon Group, as selling stockholders (the “Selling Stockholders”), and J.P. Morgan Securities LLC and Guggenheim Securities, LLC, as representatives of the several underwriters (the “Underwriters”), relating to the public offering of 2,000,000 shares of Class A common stock by the Company and 24,000,000 shares of Class A common stock by the Selling Stockholders (collectively, the “Offering”). The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company and the Underwriters, as well as termination and other customary provisions. Pursuant to the Underwriting Agreement, the Selling Stockholders have granted the Underwriters an overallotment option (the “Overallotment Option”) to purchase up to an additional 3,900,000 shares of Class A common stock. On December 2, 2022, the Underwriters exercised in full their Overallotment Option.

The Offering was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-268610) that became effective under the Securities Act of 1933, as amended (the “Securities Act”) when filed with the SEC on November 30, 2022, and a related prospectus supplement dated December 1, 2022.

The Offering closed on December 6, 2022. The Company intends to use the net proceeds from the Offering to fund a portion of the TRA Termination Consideration, with the remainder to be paid with cash on hand. The Company will not receive any of the proceeds from the sale of Class A common stock by the Selling Stockholders.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreement, a copy of which is attached as Exhibit 1.1 hereto, and is incorporated by reference herein.

Kirkland and Ellis LLP has issued an opinion, dated December 6, 2022, regarding certain legal matters with respect to the Offering, a copy of which is filed as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Mr. Whitaker’s transition and service following such transition, uses of cash, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes to Mr. Whitaker’s personal circumstances, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets, as well as other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 1, 2022, by and among Shoals Technologies Group, Inc., Shoals Parent LLC, the selling stockholders party thereto and J.P. Morgan Securities LLC and Guggenheim Securities, LLC, as representatives of the several underwriters.

5.1	Opinion of Kirkland & Ellis LLP, dated December 6, 2022.

10.1	Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement of Shoals Parent LLC, dated December 6, 2022.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoals Technologies Group, Inc.

Date: December 6, 2022	By:	/s/ Jason Whitaker
Jason Whitaker
Chief Executive Officer

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